UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

      The Advisors’ Inner Circle Fund III

NorthPointe Small Cap Value Fund

NorthPointe Large Cap Value Fund

Annual Report	October 31, 2017

Investment Adviser:

NorthPointe Capital, LLC

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-866-330-1111; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017
(Unaudited)

Dear Fellow Shareholders:

Thank you for your interest in the NorthPointe Mutual Funds. The NorthPointe Large Cap Value and the NorthPointe Small Cap Value mutual funds continued to attract new assets during the one year period ending October 31, 2017. Several institutional investors have referenced the long term history of the portfolio management teams as a factor in their investment decision. We remain committed to our well established investment process as we navigate challenging investment environments.

Performance

For the period November 1, 2016 to October 31, 2017 the NorthPointe Small Cap Value Fund’s Institutional Share Class returned 8.45% versus the 24.81% return of the benchmark, the Russell 2000® Value Index. For the same period, the NorthPointe Large Cap Value Fund’s Institutional Share Class returned 19.21% versus the 17.78% return of the Russell 1000® Value Index, the fund’s benchmark.

Small Cap Value Commentary

Investment performance for the Small Cap Value Fund was challenged as stock selection was impacted by investor’s noticeable preference for growth and momentum. The Health Care, Financial, and Information technology sectors were major contributors to the underperformance. Our portfolio management team is focused on identifying companies with attractive relative valuations. Periodically, market participants will favor “what is working now” with less emphasis on company fundamentals. We have experienced similar small cap markets over our 25 years of managing small cap value portfolios and our response to this market will be the same, remain true to our process. We will adhere to our Sell Discipline by re-evaluating stocks that approach their valuation targets and by selling those stocks where our investment thesis is broken (removing dead weight). We will remain patient with under-performing stocks by reaffirming our conviction or we will move on. Finally, we will buy fresh, new names in an attempt to reinvigorate Performance (allocate capital to timely, catalyst driven stocks with value).

Large Cap Value Commentary

The Large Cap Value Fund investors were rewarded as the portfolio’s emphasis on value, quality and momentum was a winning combination. The relative performance was particularly favorable in the consumer discretionary, information technology and materials sector. Our focus on stock selection underlies the long term success of the strategy. Recent standout performers include Spirit AeroSystems, an industrial company and Micron technology, a technology stock. We remain committed to buying and holding our highest ranked stocks and selling our lowest ranked stocks. The NorthPointe large cap value team was an early adopter of evidence or factor based investing and we continue to be innovators in this dynamic process.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017
(Unaudited)

Outlook

We believe both of our portfolios are well positioned to take advantage of attractive valuations as the portfolios’ forward valuations trade at a discount to their benchmarks. We remain focused on finding unique companies that have the potential to grow their business and whose stock price trades below its intrinsic value.

Respectfully submitted,

The NorthPointe Capital Portfolio Management Team

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Definition of the Comparative Indices

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND
OCTOBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the NorthPointe Small Cap Value Fund, Institutional or Investor Class Shares, versus Russell 2000 Value Index

	AVERAGE TOTAL RETURN FOR THE YEARS ENDED OCTOBER 31, 2017*
	One Year Return(1)	3 Year Return(1)	Annualized Inception to Date(1)
Institutional Shares	8.45%	4.38%	2.68%
Investor Shares	8.19%	4.16%	2.49%
Russell 2000 Value Index	24.81%	9.67%	7.99%

*	Commenced operations on March 25, 2014.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the NorthPointe Large Cap Value Fund, Institutional or Investor Class Shares, versus Russell 1000 Value Index

	AVERAGE TOTAL RETURN FOR THE YEARS ENDED OCTOBER 31, 2017*
	One Year Return(1)	3 Year Return(1)	Annualized Inception to Date(1)
Institutional Shares	19.21%	7.34%	8.52%
Investor Shares	18.99%	7.12%	8.33%
Russell 1000 Value Index	17.78%	7.99%	8.93%

*	Commenced operations on March 25, 2014.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (UNAUDITED)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.5%
	Shares	Value
CONSUMER DISCRETIONARY — 13.2%
1-800-Flowers.com, Cl A *	46,616	$438,190
American Axle & Manufacturing Holdings *	42,483	755,773
Callaway Golf	38,162	550,678
Citi Trends	13,040	283,751
Horizon Global *	42,589	691,219
Nautilus *	43,389	564,057
Universal Electronics *	5,887	353,220

		3,636,888

ENERGY — 5.9%
Matador Resources *	28,841	765,728
SRC Energy *	92,031	877,976

		1,643,704

FINANCIALS — 24.5%
BGC Partners, Cl A	29,600	449,032
Carolina Financial	13,408	494,085
CenterState Bank	32,513	866,146
Chemical Financial	6,492	342,064
FirstCash	10,444	666,849
Franklin Financial Network *	13,621	467,200
Hercules Capital	33,159	413,493
Heritage Financial	10,504	320,372
Heritage Insurance Holdings	17,243	276,578
Meta Financial Group	4,848	422,988
Midland States Bancorp	13,557	439,925
TriState Capital Holdings *	35,717	808,990

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
Veritex Holdings *	30,617	$807,064

		6,774,786

HEALTH CARE — 14.6%
Capital Senior Living *	45,545	605,749
Cotiviti Holdings *	19,778	695,394
GenMark Diagnostics *	66,914	498,509
Halyard Health *	15,383	648,394
Invacare	50,216	778,348
Supernus Pharmaceuticals *	19,339	804,502

		4,030,896

INDUSTRIALS — 14.2%
Aerojet Rocketdyne Holdings *	11,013	347,790
Kelly Services, Cl A	27,019	710,870
Knight-Swift Transportation Holdings, Cl A *	8,786	364,180
Matthews International, Cl A	3,175	199,549
Park-Ohio Holdings	8,449	398,370
SPX FLOW *	20,969	864,552
Viad	5,123	297,390
YRC Worldwide *	54,313	731,596

		3,914,297

INFORMATION TECHNOLOGY — 11.0%
Carbonite *	18,497	419,882
Cypress Semiconductor	54,341	861,848
Diebold Nixdorf	18,014	347,670
Fabrinet *	18,332	681,584
NeoPhotonics *	42,394	220,873
TiVo	27,628	501,448

		3,033,305

MATERIALS — 5.0%
Coeur Mining *	58,553	444,417
Ferro *	29,770	709,121
Flotek Industries *	49,303	242,571

		1,396,109

REAL ESTATE — 5.1%
Agree Realty REIT	10,030	474,319
MedEquities Realty Trust REIT	41,717	484,752

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
REAL ESTATE — continued
Uniti Group REIT	25,245	$441,787

		1,400,858

TOTAL COMMON STOCK
(Cost $23,703,968)		25,830,843

EXCHANGE TRADED FUND — 2.3%
iShares Russell 2000 Value ETF
(Cost $618,004)	5,100	633,318

RIGHTS — 0.0%
	Number Of Rights
Synergetics - CVR, expires 10/15/18*
(Cost $0)	40,157	—

SHORT TERM INVESTMENT — 2.4%
	Shares
SEI Daily Income Trust Government Fund, Cl F, 0.870% (A)
(Cost $667,876)	667,876	667,876

TOTAL INVESTMENTS— 98.2%
(Cost $24,989,848)		$27,132,037

Percentages	are based on Net Assets of $27,631,649.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl — Class

CVR — Contingent Value Rights

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

Amounts designated as “— “are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (UNAUDITED)†:

†	Percentages are based on total investments

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.4%‡
	Shares	Value
CONSUMER DISCRETIONARY — 6.2%
Best Buy	9,572	$535,841
Comcast, Cl A	11,630	419,029
Discovery Communications, Cl A *	19,224	362,949
General Motors	13,103	563,167
Lear	2,227	391,039
Whirlpool	1,172	192,126
Wyndham Worldwide	4,492	479,970

		2,944,121

CONSUMER STAPLES — 8.8%
Altria Group	8,510	546,512
CVS Health	9,155	627,392
Ingredion	3,569	447,374
Mondelez International, Cl A	9,238	382,731
PepsiCo	2,647	291,779
Procter & Gamble	13,607	1,174,828
Tyson Foods, Cl A	9,888	720,934

		4,191,550

ENERGY — 10.5%
Chevron	8,341	966,639
ExxonMobil	18,826	1,569,147
Helmerich & Payne	6,051	328,630
National Oilwell Varco	7,991	273,212
Phillips 66	7,060	643,025
Valero Energy	10,087	795,763
World Fuel Services	14,812	411,774

		4,988,190

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 26.0%
Bank of America	50,760	$1,390,316
Berkshire Hathaway, Cl B *	6,995	1,307,645
BlackRock, Cl A	1,598	752,386
Brighthouse Financial *	6,311	392,418
Citigroup	15,705	1,154,318
Comerica	7,960	625,417
East West Bancorp	8,451	505,708
Goldman Sachs Group	2,682	650,332
JPMorgan Chase	11,660	1,173,113
Lincoln National	8,326	630,944
Morgan Stanley	10,512	525,600
OneMain Holdings, Cl A *	12,662	402,272
PNC Financial Services Group	3,671	502,156
Prudential Financial	6,634	732,792
State Street	5,060	465,520
Unum Group	10,075	524,303
Wells Fargo	12,467	699,897

		12,435,137

HEALTH CARE — 13.2%
Aetna	2,918	496,148
Anthem	2,887	603,989
Baxter International	10,606	683,769
Express Scripts Holding *	6,772	415,056
Hologic*	11,514	435,805
Johnson & Johnson	8,466	1,180,245
Merck	8,943	492,670
Pfizer	35,709	1,251,957
Regeneron Pharmaceuticals *	698	281,029
Thermo Fisher Scientific	2,283	442,514

		6,283,182

INDUSTRIALS — 8.7%
AGCO	8,030	550,617
General Electric	10,023	202,063
Honeywell International	2,798	403,360
ManpowerGroup	5,328	656,836
Oshkosh	5,258	481,422
Owens Corning	5,361	443,301
Spirit AeroSystems Holdings, Cl A	6,551	524,735
Textron	9,944	524,447

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
XPO Logistics *	5,402	$374,629

		4,161,410

INFORMATION TECHNOLOGY — 8.7%
Applied Materials	11,249	634,781
Cisco Systems	20,102	686,483
DXC Technology	7,043	644,575
Intel	13,788	627,216
Micron Technology *	14,452	640,368
Oracle	9,663	491,847
Western Digital	4,672	417,070

		4,142,340

MATERIALS — 3.4%
Alcoa*	7,121	340,241
Huntsman	16,766	536,847
Reliance Steel & Aluminum	5,391	414,245
WestRock	5,204	319,161

		1,610,494

REAL ESTATE — 4.6%
Brixmor Property Group REIT	26,821	468,563
Equinix REIT	1,030	477,405
Host Hotels & Resorts REIT	23,921	467,895
Medical Properties Trust REIT	36,390	481,439
Regency Centers	4,736	291,501

		2,186,803

TELECOMMUNICATION SERVICES — 2.7%
AT&T	23,194	780,478
T-Mobile US *	8,633	515,994

		1,296,472

UTILITIES — 6.7%
CenterPoint Energy	13,867	410,186
Entergy	7,223	623,056
Exelon	18,072	726,675
FirstEnergy	21,373	704,240

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
UTILITIES — continued
Public Service Enterprise Group	14,784	$727,373

		3,191,530

TOTAL COMMON STOCK
(Cost $41,281,684)		47,431,229

SHORT TERM INVESTMENT — 0.7%

SEI Daily Income Trust Government Fund, Cl F, 0.870% (A)
(Cost $326,012)	326,012	326,012

TOTAL INVESTMENTS— 100.1%
(Cost $41,607,696)		$47,757,241

Percentages	are based on Net Assets of $47,726,244.
*	Non-income producing security.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2017.

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	NorthPointe Small Cap Value Fund	NorthPointe Large Cap Value Fund

Assets:
Investments, at Value (Cost $24,989,848 and $41,607,696, respectively)	$27,132,037	$47,757,241
Receivable for Capital Shares Sold	660,000	5,482
Receivable due from Adviser	243	—
Receivable for Investment Securities Sold	—	140,570
Dividends Receivable	—	36,524
Prepaid Expenses	5,232	6,427

Total Assets	27,797,512	47,946,244

Liabilities:
Payable for Investment Securities Purchased	102,488	142,545
Payable for Capital Shares Redeemed	20,033	4,107
Payable due to Administrator	10,617	10,617
Chief Compliance Officer Fees Payable	970	1,648
Payable due to Trustees	40	68
Payable due to Adviser	—	9,244
Other Accrued Expenses	31,715	51,771

Total Liabilities	165,863	220,000

Net Assets	$27,631,649	$47,726,244

Net Assets Consist of:
Paid-in Capital	$24,569,606	$39,749,579
Undistributed Net Investment Income (Accumulated Net Investment Loss)	(69,466)	420,267
Accumulated Net Realized Gain on Investments	989,320	1,406,853
Net Unrealized Appreciation on Investments	2,142,189	6,149,545

	$27,631,649	$47,726,244

Institutional Shares:
Net Assets	$7,266,975	$20,009,849
Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)	661,844	1,533,733
Net Asset Value, Offering and Redemption Price Per Share*	$10.98	$13.05

Investor Shares:
Net Assets	$20,364,674	$27,716,395
Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)	1,866,426	2,132,717
Net Asset Value, Offering and Redemption Price Per Share*	$10.91	$13.00

*	Redemption price per share may vary depending on length of time shares are held.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS
	NorthPointe Small Cap Value Fund	NorthPointe Large Cap Value Fund

Investment Income
Dividends	$225,688	$982,440

Total Investment Income	225,688	982,440

Expenses
Investment Advisory Fees	181,477	179,140
Administration Fees	124,944	124,944
Shareholder Servicing Fees (Investor Class Shares)	53,172	65,688
Trustees’ Fees	8,149	15,262
Chief Compliance Officer Fees	3,018	5,169
Transfer Agent Fees	60,273	65,504
Audit Fees	19,948	32,312
Legal Fees	19,040	34,293
Printing Fees	13,277	20,269
Registration Fees	12,047	12,964
Custodian Fees	5,000	5,000
Insurance and Other Expenses	6,558	11,179

Total Expenses	506,903	571,724

Less:
Waiver of Investment Advisory Fees	(181,477)	(131,792)
Reimbursement from Adviser	(11,150)	–

Net Expenses	314,276	439,932

Net Investment Income (Loss)	(88,588)	542,508

Net Realized Gain on Investments	1,248,680	1,740,039
Net Change in Unrealized Appreciation (Depreciation) on Investments	542,898	5,517,973

Net Realized and Unrealized Gain on Investments	1,791,578	7,258,012

Net Increase in Net Assets Resulting from Operations	$1,702,990	$7,800,520

Amount designated as “-“ is zero or has been rounded to zero.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Loss	$(88,588)	$(18,144)
Net Realized Gain (Loss) on Investments	1,248,680	(168,776)
Net Change in Unrealized Appreciation (Depreciation) on Investments	542,898	1,208,220

Net Increase in Net Assets Resulting from Operations	1,702,990	1,021,300

Distributions:
Net Realized Gains:
Institutional Shares	(1,022)	—
Investor Shares	(36,116)	—

Total Distributions	(37,138)	—

Capital Share Transactions:(1)
Institutional Shares
Issued	6,620,000	400,000
Reinvestment of Distributions	1,022	—

Net Institutional Shares Transactions	6,621,022	400,000

Investor Shares
Issued	5,693,312	6,869,698
Reinvestment of Distributions	36,116	—
Redemption Fees (See Note 2)	21,565	754
Redeemed	(7,134,700)	(5,274,091)

Net Investor Shares Transactions	(1,383,707)	1,596,361

Net Increase in Net Assets from Share Transactions	5,237,315	1,996,361

Total Increase in Net Assets	6,903,167	3,017,661

Net Assets:
Beginning of Year	20,728,482	17,710,821

End of Year (including accumulated net investment loss of $(69,466) and $(13,329))	$27,631,649	$20,728,482

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016

Operations:
Net Investment Income	$542,508	$404,952
Net Realized Gain (Loss) on Investments	1,740,039	(145,042)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,517,973	357,686

Net Increase in Net Assets Resulting from Operations	7,800,520	617,596

Distributions:
Net Investment Income:
Institutional Shares	(210,612)	(7,535)
Investor Shares	(251,869)	(280,480)

Total Distributions	(462,481)	(288,015)

Capital Share Transactions:(1)
Institutional Shares
Issued	2,642,341	17,935,893
Reinvestment of Distributions	210,611	7,535
Redeemed	(3,508,224)	(1,170,857)

Net Institutional Shares Transactions	(655,272)	16,772,571

Investor Shares
Issued	4,338,080	5,363,981
Reinvestment of Distributions	251,869	280,479
Redemption Fees (See Note 2)	—	72
Redeemed	(5,496,913)	(4,053,918)

Net Investor Shares Transactions	(906,964)	1,590,614

Net Increase/Decrease in Net Assets from Share Transactions	(1,562,236)	18,363,185

Total Increase in Net Assets	5,775,803	18,692,766

Net Assets:
Beginning of Year	41,950,441	23,257,675

End of Year (including undistributed net investment income of $420,267 and $332,988)	$47,726,244	$41,950,441

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND
OCTOBER 31, 2017

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

	Institutional Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/ Period	$10.14	$9.87	$9.67	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss) (1)	(0.02)	0.01	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.88	0.26	0.22	(0.31)

Total from Operations	0.86	0.27	0.20	(0.33)

Distributions from:
Net Realized Gains	(0.02)	—	—	—

Total Distributions	(0.02)	—	—	—

Net Asset Value, End of Year/Period	$10.98	$10.14	$9.87	$9.67

Total Return††	8.45%	2.74%	2.07%	(3.30)%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$7,267	$585	$104	$159
Ratio of Expenses to Average Net Assets	1.02%	1.25%	1.25%^	1.25%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Advisory Waiver Recapture)	1.86%	2.07%	6.94%	134.86%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	0.08%	(0.25)%	(0.28)%**
Portfolio Turnover Rate***	90%	115%	111%	46%

*	Commenced operations on March 25, 2014.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized.

††	Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio includes previously waived administration fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(1)	Per share data calculated using average shares method.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
SMALL CAP VALUE FUND
OCTOBER 31, 2017

FINANCIAL HIGHLIGHTS - concluded
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

	Investor Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/ Period	$10.10	$9.84	$9.67	$10.00

Income (Loss) from Operations:
Net Investment (Loss) (1)	(0.04)	(0.01)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.86	0.27	0.20	(0.30)

Total from Operations	0.82	0.26	0.17	(0.33)

Redemption Fees	0.01	—	—	—

Distributions from:
Net Realized Gains	(0.02)	—	—	—

Total Distributions	(0.02)	—	—	—

Net Asset Value, End of Year/Period	$10.91	$10.10	$9.84	$9.67

Total Return††	8.19%	2.64%	1.76%	(3.30)%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$20,365	$20,143	$17,607	$1,128
Ratio of Expenses to Average Net Assets	1.34%	1.38%	1.27%^	1.50%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Advisory Waiver Recapture)	2.13%	2.27%	2.69%	37.45%**
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(0.09)%	(0.34)%	(0.58)%**
Portfolio Turnover Rate***	90%	115%	111%	46%

*	Commenced operations on March 25, 2014.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized.

††	Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio includes previously waived administration fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(1)	Per share data calculated using average shares method.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

	Institutional Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/ Period	$11.07	$11.01	$10.85	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.16	0.15	0.14	0.06
Net Realized and Unrealized Gain	1.95	0.05	0.07	0.79

Total from Operations	2.11	0.20	0.21	0.85

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.14)	(0.04)	—
Net Realized Gains	—	—	(0.01)	—

Total Dividends and Distributions	(0.13)	(0.14)	(0.05)	—

Net Asset Value, End of Year/Period	$13.05	$11.07	$11.01	$10.85

Total Return††	19.21%	1.81%	1.91%	8.50%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$20,010	$17,605	$608	$170
Ratio of Expenses to Average Net Assets	0.83%	0.90%	0.90%^	0.90%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Advisory Waiver Recapture)	1.13%	1.33%	2.90%	125.38%**
Ratio of Net Investment Income to Average Net Assets	1.35%	1.33%	1.27%	1.02%**
Portfolio Turnover Rate***	91%	126%	100%	39%

*	Commenced operations on March 25, 2014.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized.

††	Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio includes previously waived administration fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(1)	Per share data calculated using average shares method.

Amounts	designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE
LARGE CAP VALUE FUND
OCTOBER 31, 2017

FINANCIAL HIGHLIGHTS - concluded
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

	Investor Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/ Period	$11.03	$10.99	$10.85	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.13	0.15	0.13	0.05
Net Realized and Unrealized Gain	1.95	0.03	0.06	0.80

Total from Operations	2.08	0.18	0.19	0.85

Redemption Fees	—	—(2)	—(2)	—

Dividends and Distributions from:
Net Investment Income	(0.11)	(0.14)	(0.04)	—
Net Realized Gains	—	—	(0.01)	—

Total Dividends and Distributions	(0.11)	(0.14)	(0.05)	—

Net Asset Value, End of Year/Period	$13.00	$11.03	$10.99	$10.85

Total Return††	18.99%	1.62%	1.66%	8.50%†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$27,716	$24,345	$22,650	$1,967
Ratio of Expenses to Average Net Assets	1.08%	1.04%	0.92%^	1.15%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Advisory Waiver Recapture)	1.38%	1.73%	2.19%	33.16%**
Ratio of Net Investment Income to Average Net Assets	1.10%	1.35%	1.20%	0.84%**
Portfolio Turnover Rate***	91%	126%	100%	39%

*	Commenced operations on March 25, 2014.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized.

††	Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio includes previously waived administration fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(1)	Per share data calculated using average shares method.

(2)	Value is less than $0.01 per share.

Amounts	designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the NorthPointe Small Cap Value Fund and the NorthPointe Large Cap Value Fund (each a “Fund” and collectively the “Funds”). The investment objective of the NorthPointe Small Cap Value Fund is to seek long-term capital appreciation. The NorthPointe Small Cap Value Fund is a diversified fund and focuses on U.S. and foreign listed common stocks with small market capitalizations that NorthPointe Capital, LLC (the “Adviser”) believes have good earnings growth potential and are undervalued in the market. The investment objective of the NorthPointe Large Cap Value Fund is long-term growth of capital by investing in equity securities from large-cap companies. The NorthPointe Large Cap Value Fund is a diversified fund. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds are each registered to offer Institutional Shares and Investor Shares.

2.  Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2017, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

disclosure under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

For the period ended October 31, 2017, there have been no transfers between Level 1 and Level 2 and Level 3 assets and liabilities. During the year ended October 31, 2017, there were no Level 3 securities.

During the period ended October 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends since inception, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the fund for the benefit of the remaining shareholders. For the year ended October 31, 2017, the NorthPointe Small Cap Fund retained $21,565 in redemption fees for the Investor Shares. For the year ended October 31, 2017, the NorthPointe Large Cap Fund did not retain any redemption fees.

3.  Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.  Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31,

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

2017, the NorthPointe Small Cap Value Fund and NorthPointe Large Cap Value Fund paid $124,944 and $124,944, respectively, for these services. For the year ended October 31, 2017, the Administrator did not recapture any previously waived fees from the NorthPointe Small Cap Value Fund and NorthPointe Large Cap Value Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets attributable to Investor Shares. For the year ended October 31, 2017, the NorthPointe Small Cap Value Fund and NorthPointe Large Cap Value Fund incurred shareholder servicing fees of $53,172 and $65,688, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

MUFG Union Bank, N.A. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.  Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the fund. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

	Advisory Fee Rate
NorthPointe Small Cap Value Fund	0.75%
NorthPointe Large Cap Value Fund	0.35%	*

* Prior to March 1, 2017, the management fee for the NorthPointe Large Cap Value Fund was 0.50%.

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2018. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the trust, effective as of the close of business on February 28, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

	Institutional Shares		Investor Shares
NorthPointe Small Cap Value Fund	1.00%	*	1.25%	*
NorthPointe Large Cap Value Fund	0.80%	**	1.05%	**

* Prior to March 1, 2017, the Expense Cap for the NorthPointe Small Cap Value Fund was 1.25% for Institutional Shares and 1.50% for Investor Shares.

** Prior to March 1, 2017, the Expense Cap for the NorthPointe Large Cap Value Fund was 0.90% for Institutional Shares and 1.15% for Investor Shares.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.

As of October 31, 2017, fees for the NorthPointe Small Cap Value Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $203,631, expiring in 2018 and $180,209, expiring in 2019 and $192,627, expiring in 2020. As of October 31, 2017, fees for the NorthPointe Large Cap Value Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $228,917, expiring in 2018 and $188,590, expiring in 2019 and $131,792, expiring in 2020.

6.  Share Transactions:

NorthPointe Small Cap Value Fund	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Institutional Shares
Issued	604,038	47,177
Reinvested	89	—

Net Share Transactions	604,127	47,177

Investor Shares
Issued	515,904	746,206
Reinvested	3,157	—
Redeemed	(647,745)	(539,572)

Net Share Transactions	(128,684)	206,634

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

NorthPointe Large Cap Value Fund	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Institutional Shares
Issued	217,280	1,639,117
Reinvested	17,713	695
Redeemed	(292,007)	(104,269)

Net Share Transactions	(57,014)	1,535,543

Investor Shares
Issued	360,539	498,084
Reinvested	21,219	25,922
Redeemed	(455,324)	(378,302)

Net Share Transactions	(73,566)	145,704

7.  Investment Transactions:

For the period ended October 31, 2017, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
NorthPointe Small Cap Value Fund	$25,476,777	$21,100,904
NorthPointe Large Cap Value Fund	40,409,277	41,271,074

There were no purchases or sales of long-term U.S. Government securities for either fund.

8.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Permanent book and tax basis differences are primarily attributable to REIT and net operating losses adjustments and have been classified to/(from) the following for the year ended October 31, 2017:

	Paid-in Capital	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain/(Loss)
NorthPointe Small Cap Value Fund	$(19,092)	$32,451	$(13,359)
NorthPointe Large Cap Value Fund	—	7,252	(7,252)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Funds during the last two fiscal year were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
NorthPointe Small Cap Value Fund
2017	$—	$37,138	$37,138
2016	—	—	—
NorthPointe Large Cap Value Fund
2017	$462,481	$—	$462,481
2016	288,015	—	288,015

As of October 31, 2017, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	NorthPointe Small Cap Value Fund	NorthPointe Large Cap Value Fund
Undistributed Ordinary Income	$—	$552,990
Undistributed Long-Term Capital Gain	1,188,670	1,339,854
Unrealized Appreciation/(Depreciation)	1,942,841	6,083,821
Other Temporary Differences	(2)	–
Late-Year Loss Deferral	(69,466)	–

Total Distributable Earnings	$3,062,043	$7,976,665

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

previous law. During the year ended October 31, 2017, the NorthPointe Large Cap Value Fund utilized $247,656 of capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
NorthPointe Small Cap Value Fund	$25,189,196	$3,564,204	$(1,621,363)	$1,942,841
NorthPointe Large Cap Value Fund	$41,673,420	$7,334,193	$(1,250,372)	$6,083,821

9.  Concentration of Risks:

As with all mutual funds, a shareholder of the Funds are subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect a Fund’s net asset value and ability to meet its investment objective. A more complete description of risks associated with the Funds are included in the Funds’ prospectus.

Equity Risk – Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, “Depositary Receipts”), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

than is available about domestic securities. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Funds would be adversely affected.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. The Funds’ investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Funds’ expenses.

Investment Style Risk – The Funds pursue a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Funds could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Portfolio Turnover Risk – The Funds may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Funds. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

Small-Capitalization Company Risk – The small-capitalization companies in which the NorthPointe Small Cap Value Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Special Situations Risk – The NorthPointe Small Cap Value Fund’s investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

10.  Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders each owning 10% or greater of the aggregate total shares outstanding for each Fund was as follows. These are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders. 91% of NorthPointe Small Cap Value Fund, Institutional Shares and 98% of NorthPointe Large Cap Value Fund, Institutional Shares outstanding were held by an affiliate of the Investment Adviser.

	No. of Shareholders	% Ownership
NorthPointe Small Cap Value Fund, Institutional Shares	1	91%
NorthPointe Small Cap Value Fund, Investor Shares	1	90%
NorthPointe Large Cap Value Fund, Institutional Shares	2	98%
NorthPointe Large Cap Value Fund, Investor Shares	3	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11.  Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

12.  Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and Shareholders of

NorthPointe Small Cap Value Fund and

NorthPointe Large Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NorthPointe Small Cap Value Fund and NorthPointe Large Cap Value Fund (two of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2017

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
NorthPointe Small Cap Value Fund
Actual Fund Return
Institutional Shares	$1,000.00	$986.50	1.00%	$5.01
Investor Shares	1,000.00	986.40	1.25	6.26
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.16	1.00%	$5.09
Investor Shares	1,000.00	1,018.90	1.25	6.36
NorthPointe Large Cap Value Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,087.50	0.80%	$4.21
Investor Shares	1,000.00	1,086.00	1.05	5.52
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,021.17	0.80%	$4.08
Investor Shares	1,000.00	1,019.91	1.05	5.35

* Unless otherwise indicated, expense are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown)

This page intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES[3],[4]
William M. Doran (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional In-formation (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust, Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Other Directorships
Held in the Past Five Years[2]

Current Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Schroder Series Trust, Schroder Global Series Trust, Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012).
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
ROBERT MORROW (Born: 1968)	Vice President (Since 2014)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Other Directorships Held in the Past Five Years None. None. None. None. None. None.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

APPROVAL OF INVESTMENT ADVISOR AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 8, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	NORTHPOINTE FUNDS
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Qualified Short-Term Capital Gain(5)
NorthPointe Small Cap Value Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

NorthPointe Large Cap Value Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).
(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

NOTES

NOTES

NOTES

NorthPointe Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-457-NPF3 (6733)

Adviser:

NorthPointe Capital, LLC

101 West Big Beaver Road, Suite 745

Troy, Michigan 48084

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

NPC-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$335,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	$0	$0	$36,050	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,300	$0	$0	$5,150	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,300 and $5,150 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.